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360NETWORKS INC.  Form 20-F  (U.S. GAAP)                         EXHIBIT 8.1

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                                                                JURISDICTION OF        PERCENTAGE
SUBSIDIARIES OF THE COMPANY AT APRIL 30, 2001                    INCORPORATION         OWNERSHIP
---------------------------------------------                ----------------------   ------------
360networks sub inc.                                                Delaware              100%
360networks (holdings) ltd.                                         Alberta               100%
Ledcom Holdings Ltd.                                                Alberta                50%
360fiber ltd.                                                       Alberta               100%
Carrier Centers (Canada) Ltd.                                       Alberta               100%
360networks (CDN fiber) ltd.                                        Alberta               100%
360 Urbanlink Ltd.                                                  Alberta               100%
360networks services ltd.                                           Alberta               100%
360engineering ltd.                                                 Ontario               100%
360finance ltd.                                                     Alberta               100%
360cayer ltee                                                        Quebec               100%
360networks holdings (USA) inc.                                      Nevada               100%
360networks (USA) inc.                                               Nevada               100%
360fiber inc.                                                        Nevada               100%
360fiber (USA 2) inc.                                                Nevada               100%
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                                                                JURISDICTION OF        PERCENTAGE
SUBSIDIARIES OF THE COMPANY AT APRIL 30, 2001                    INCORPORATION         OWNERSHIP
---------------------------------------------                ----------------------   ------------
360fiber (USA 3) inc.                                                Nevada               100%
PFL Holdings, Inc.                                                   Nevada               100%
Pacific Fiber Link SEA-POR, Inc.                                     Nevada               100%
360networks (USA) of Virginia inc.                                  Virginia              100%
360networks LLC                                                     Delaware              100%
360networks Iowa LLC                                                Delaware              100%
360networks Alabama LLC                                             Delaware              100%
360networks Illinois LLC                                            Delaware              100%
360networks Kentucky LLC                                            Delaware              100%
360networks Louisiana LLC                                           Delaware              100%
360networks Mississippi LLC                                         Delaware              100%
360networks Tennessee LLC                                           Delaware              100%
360networks Michigan LLC                                            Delaware              100%
360networks (Bermuda) holdings ltd.                                 Bermuda               100%
360atlantic (Bermuda 2) holdings ltd.                               Bermuda               100%
360atlantic (Bermuda) ltd.                                          Bermuda               100%
360atlantic (Denmark) ApS                                            Denmak               100%
360atlantic sales (UK) limited                                         UK                 100%
360atlantic sales (USA) inc.                                         Nevada               100%
360atlantic (Canada) inc.                                           Alberta               100%
360atlantic (USA) inc.                                               Nevada               100%
360atlantic (Ireland) limited                                       Ireland               100%
360atlantic (UK) limited                                               UK                 100%
Threesixty atlantic (Barbados) inc.                                 Barbados              100%
Threesixty Atlantic Irish Holdings (Barbados) Inc.                  Barbados              100%
360networks services (europe)                                       Ireland               100%
GlobeNet Communications Group Limited                               Bermuda               100%
360americas holdings ltd.                                           Bermuda               100%
GlobeNet Communications Ltd.                                        Bermuda               100%
360americas network (Bermuda) ltd.                                  Bermuda               100%
TeleBermuda International Limited                                   Bermuda               100%
Threesixty americas (Barbados) inc.                                 Barbados              100%
360americas de Argentina S.R.L.                                    Argentina              100%
360americas (Venezuela), S.A.                                      Venezuela              100%
Atlantica Network (Venezuela) Ltd.                                  Bermuda               100%
360americas do Brasil (Holdings) Ltda.                               Brazil               100%
360americas do Brasil Ltda.                                          Brazil               100%
Threesixty TAT (Barbados) Inc.                                      Barbados              100%
360americas (USA) Corp.                                             Delaware              100%
TeleBermuda International (Canada) Ltd.                             Ontario               100%
360networks Europe limited                                             UK                 100%
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
                                                                JURISDICTION OF        PERCENTAGE
SUBSIDIARIES OF THE COMPANY AT APRIL 30, 2001                    INCORPORATION         OWNERSHIP
---------------------------------------------                ----------------------   ------------
360networks (UK) Limited                                               UK                 100%
360networks do Brazil Ltda.                                          Brazil               100%
360networks de Argentina S.R.L.                                    Argentina              100%
360networks (Osterreich) GmbH                                       Austria               100%
360networks (Belgium) S.A.                                          Belgium               100%
360networks (sverige) AB                                             Sweden               100%
360networks (norge) AS                                               Norway               100%
360networks (nederland) BV                                        Netherlands             100%
360networks (Denmark) ApS                                           Denmark               100%
360networks (ireland) limited                                       Ireland               100%
360networks (france) S.a.r.l.                                        France               100%
360networks (Deutschland) GmbH                                      Germany               100%
360networks (Schweiz) AG                                          Switzerland             100%
360networks (telecomunicationes espana) S.L.                         Spain                100%
360networks (italia) S.r.l.                                          Italy                100%
WFI Liquidity Management Hungary Limited Liability Company          Hungary               100%
360pacific (Bermuda) holdings ltd.                                  Bermuda               100%
360pacific (Bermuda) ltd.                                           Bermuda               100%
360pacific (Denmark) ApS                                            Denmark               100%
360pacific (Canada) inc.                                            Alberta               100%
360pacific (USA) inc.                                                Nevada               100%
360pacific (Japan) limited                                           Japan                100%
360pacific (Korea) Limited                                           Korea                100%
360pacific (Singapore) pte ltd.                                    Singapore              100%
Threesixty pacific (Barbados) inc.                                  Barbados              100%
360pacific (Hong Kong) Limited                                     Hong Kong              100%
360pacific (BVI) Holdings Limited                            British Virgin Islands       100%
360pacific (Taiwan) inc.                                             Taiwan               100%
Threesixty Asia (Barbados) Inc.                                     Barbados              100%
360carrier management inc.                                           Nevada               100%
360carrier centers ltd.                                              Nevada               100%
Carrier centers Georgia, inc.                                       Georgia               100%
Carrier Center LA, Inc.                                              Nevada               100%
Texas Carrier Centers Inc.                                           Nevada               100%
TRES Management LLC                                                 Delaware              100%
Meet Me Room LLC                                                    Delaware              100%
Telecom Central, L.P.                                                Texas                100%
360networks (hong kong) Limited                                    Hong Kong              100%
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